March 13, 2019

DREYFUS RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation (Mellon), an affiliate of Dreyfus. The team members primarily responsible for managing the fund are Leigh N. Todd, David Sealy and Barry Mills. Ms. Todd has been the lead portfolio manager of the fund since March 2019. She is a managing director at Mellon. Messrs. Sealy and Mills have been portfolio managers of the fund since September 2008. They are analysts on the core research team at Mellon. Each primary portfolio manager also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the core research team at Mellon Investments Corporation. The team members primarily responsible for managing the fund are Leigh N. Todd, David Sealy and Barry Mills. Ms. Todd has been the lead portfolio manager of the fund since March 2019. She is a managing director and Director of Global Equity Research Strategies at Mellon and a portfolio manager on Mellon's U.S. Large Cap Growth Equity and Focused Large Cap Growth Equity strategies. She has been employed by Mellon or a predecessor company of Mellon since 2005, and by Dreyfus since 2001. Messrs. Sealy and Mills have been portfolio managers of the fund since September 2008. They are analysts on the core research team at Mellon and have been employed by Mellon or a predecessor company of Mellon since 2005. Messrs. Sealy and Mills also have been employed by Dreyfus since 1997 and 1999, respectively. The portfolio managers manage the fund in their capacity as employees of Dreyfus.